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Execution Version

AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT

THIS AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of July 20, 2012 is made between J. Aron & Company, a general partnership organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon Supply, Inc. (the “Company”), a Delaware corporation located at 7616 LBJ Freeway, Suite 300, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and the Company are parties to the Supply and Offtake Agreement dated as of May
30, 2012 and as from time to time thereafter amended (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products); and

Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments

Section 2.1 Amendments as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement shall be amended as follows:

(a) The following definition is inserted, in the appropriate alphabetical order, in
Section 1.1. of the S&O Agreement:

“Adjustment Date” means June 1, 2013.

(b) The definition of “Fee Letter” in Section 1.1 of the S&O Agreement is amended and restated in its entirety as follows:

“Fee Letter” means that certain letter from Aron to the Company, originally dated May 31,2102 and as from time to time thereafter amended and/or restated, which identifies itself as the “Fee Letter” for purposes hereof and pursuant to which the

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Parties have set forth the amounts for and other terms relating to certain fees payable hereunder.

(c) Sections 3.1 and 3.2 of the S&O Agreement are hereby amended and restated in their entirety to read as follows:

3.1 Term. This Agreement shall become effective on the Effective Date and, subject to Section 3.2, shall continue for a period starting at 00:00:01 a.m., PST on the Commencement Date and ending at 11:59:59 p.m., PST on May 31, 2018 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).

3.2 Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2015, May 31, 2016 or May 31, 2017 and the Company may elect to terminate this Agreement early effective on May 31, 2017; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes ARKS to exercise its rights) to terminate the ARKS Supply and Offtake Agreement and (iii) concurrently exercises its right (or in the case of the Company, causes Alon USA, LP to exercise its rights) to terminate the Big Spring Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.

(d) By inserting the following new Section 3.4 at the end of Article 3 of the S&O Agreement:

3.4 Applicability of Schedules B and D. For all purposes of this Agreement and any other Transaction Document, with respect to the period prior to the Adjustment Date, Schedule B shall mean Schedule B-1 hereto and Schedule D shall mean Schedule D-1 hereto and with respect to the period from and after the Adjustment Date, Schedule B shall mean Schedule B-2 hereto and Schedule D shall mean Schedule D-2 hereto.

(e) Section 10.3 of the S&O Agreement is amended and restated to read in its entirety as follows:

10.3 Annual and Other Fees. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron, as and when due, all fees provided for in the fee letter; provided that with respect to the Annual Fee referred to therein, such Annual Fee for each twelve (12) month period during the Term is to be paid in arrears, in equal quarterly installments, on June 1, September 1, December 1 and March 1 of each year, and the Termination Date. The Annual Fee shall be prorated for any periods of less than a full three months.

(f) Article 18 of the S&O Agreement is amended as follows:

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(i) The second-to-last sentence of Section 18.2(b) is amended and restated in its entirety to read as follows:

The determination of the Settlement Amount shall include (without duplication): (x) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts and (y) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party with respect to Crude Oil and Product inventories maintained for purposes of this Agreement which shall be determined by the Non-Defaulting Party as follows: (1) Aron will, subject to Sections 7.2 and 7.3, project Target Month End Crude Volumes and Target Month End Product Volumes for all months occurring from the date on which the Non-Defaulting Party terminates this Agreement or commences exercising its remedies following such Event of Default (the “Remedies Exercise Date”) to the earlier of the Expiration Date set forth in Section 3.1 or, if elected by either Party, any other date as of which either Party would have been entitled to terminate this Agreement under Section 3.2 but only if such Party notifies the other Party of such election within 3 Business Days after the Remedies Exercise Date (the earliest of such Expiration Date and any such date elected by a Party being the “Pro Forma Expiration Date”) and (2) in accordance with clause (c) below, the Non-Defaulting Party shall value, and determine the net amount that would have been owing from one party to the other based on, all purchases and sales of Crude Oil and Products that would have resulted from such projected Target Month End Crude Volumes and Target Month End Product Volumes through the Pro Forma Expiration Date (including a final sale of all remaining inventories), which net amount shall be discounted to present value on a commercially reasonable basis and constitute the amount due under this clause (y).

(ii) Section 18.2(c) is amended by deleting the parenthetical phrase at the end of the second sentence thereof and inserting the following new sentence at the end thereof:

Without limiting the generality of the foregoing, it is agreed that for purposes of determining the Settlement Amount: (1) any fixed fee amounts (including those provided for under Section 10.3) shall be the amount of such fee that would have accrued through the Pro Forma Expiration Date; (2) for the period following the Remedies Exercise Date, no Crude Oil per barrel fees as provided for in Sections
6.2 and 6.4 shall be included in the Settlement Amount except with respect to barrels of Crude Oil actually processed at the Refinery following such date; (3) to the extent the Fee Letter provides for the calculation of any amount to be included in the Settlement Amount, the provisions of the Fee Letter shall be controlling for such purpose; and (4) to the extent the Non-Defaulting Party deems it commercially reasonable to do so, it may in referencing prices in the futures, forward, swap and options markets for purposes of calculating various elements

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of the Settlement Amount endeavor to align the dates as of which such reference prices are determined.

(iii) Section 18.2(j) is amended by inserting the following new sentence at the end thereof:

As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”

(g) Section 19.2 of the S&O Agreement is amended as follows:

(i) Clause (iv) thereof is amended and restated to read in its entirety as follows:

(iv) in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination, unwinding or redeploying of all Related Hedges as a result of such early termination; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, no amount shall be due under this clause (iv), plus

(ii) Clause (vi) thereof is amended and restated to read in its entirety as follows:

(vi) any unpaid portion of the annual or other fee owed to Aron pursuant to Section 10.3; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, the amount of such fees shall be the amounts accruing to date of such early termination, plus

(h) Schedule B to the S&O Agreement is hereby deleted and replaced in its entirety by Schedules B-1 and B-2 in the forms attached to this Amendment and Schedule D to the S&O Agreement is hereby deleted and replaced in its entirety by Schedules D-1 and D-2 in the forms attached to this Amendment.

Section 2.2 References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.

SECTION 3 Representations and Warranties

To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Supply and Offtake Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional

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documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Supply and Offtake Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4 Miscellaneous

Section 4.1 S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2 No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3 Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4 Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.

Section 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6 Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

Section 4.7 Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8 Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto.

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Accordingly, this Amendment shall not be construed against either Party merely because of such
Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the
S&O Agreement as of the date first above written.

J. ARON & COMPANY

By: /s/ Simon Collier
Name: Title:
ALON SUPPLY, INC. By: /s/ Shai Even
Name: Shai Even
Title: Senior Vice President and CFO

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Schedule B-2

Table 1: Baseline Volume

Pricing Benchmarks

Group		Step-In Price	Step-Out Price
GASOLINE	1 Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference2 Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
2URS e2f3e5r5e6n3c6evP.1rice: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism. NY2-705702

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Group		Step-In Price	Step-Out Price

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

NY2-705702

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Group		Step-In Price	Step-Out Price

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference	The sum of	The sum of

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Group		Step-In Price	Step-Out Price
	Price	(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/barrel

Trading Day: Any Business Day for which the relevant price is published.

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Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	3 Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference4 Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract
and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 &	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

3 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
4 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism. NY2-705702

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Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
30 of 2013)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB
* (***),
(ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

NY2-705702

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Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	Best estimate for the applicable Procurement Price plus Level Two Fee as defined in the Fee Letter.	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

NY2-705702

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Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***) /
gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***) /
gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***) /
gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***) / gallons, and
(ii) (***) gallons / barrel

NY2-705702

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

ASPHALT	Averaging Mechanism	Arithmetic average of the Trading Days in the month of March 2013	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the Payment Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the month in which the Applicable Step-Out Date occurs
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel

Trading Day: Any Business Day for which the relevant price is published.

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all
Procurement Contracts under which such Crude Oil was acquired.

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Applicable Step-Out Date:In the event of a Termination Date of :
May 31, 2015, the Applicable Step-Out Dates shall be:May 27, 28, 29 of 2015
May 31, 2016, the Applicable Step-Out Dates shall be: May 26, 27, 31 of 2016
May 31, 2017, the Applicable Step-Out Dates shall be: May 26, 30, 31 of 2017
May 31, 2018, the Applicable Step-Out Dates shall be: May 29, 30, 31 of 2018

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule B

Table 1: Baseline Volume

Pricing Benchmarks

Group		Step-In Price	Step-Out Price
GASOLINE	1 Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference2 Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

JET	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

US 2355649v.1
1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

the Reference Price is applicable to.
2 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CATFEED	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

CRUDE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

SLOP	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

ASPHALT	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

PROPANE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

initial term, May 24, 28, 29 & 30 of 2013)
Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

Trading Day: Any Business Day for which the relevant price is published.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	3 Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference4 Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for
Oxygen Blending contract
and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for
Oxygen Blending contract
and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for
Oxygen Blending contract
and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

3 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
4 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54- Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low

The sum of
(i) (***) * Nymex RBOB
* (***),
(ii) (***) * USGC ULSD
* (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending
contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
		sulfur diesel-Pipeline quotation *Common pricing does not apply	COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation *Common pricing does not apply	‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation *Common pricing does not apply	‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation *Common pricing does not apply	sulfur diesel-Pipeline quotation *Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	Best estimate for the applicable Procurement Price plus Level Two Fee as defined in the Fee Letter.	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)/ barrel

SLOP	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

DIESEL	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***)/ gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***)/
gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***)/ gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***)/ gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***)/ gallons, and
(ii) (***) gallons / barrel

ASPHALT	Averaging Mechanism	Arithmetic average of the Trading Days in the month of March 2012	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the Payment Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Termination Date
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 &

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***)/ barrel

Trading Day: Any Business Day for which the relevant price is published.

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all
Procurement Contracts under which such Crude Oil was acquired.

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Schedule D

Operational Volume Range

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline (ex Jan & Feb)	(***)	(***)	(***)	(***)	15th of preceeding month	(***) bbls increase or decrease
Jan	(***)	(***)	(***)	(***)		*
Feb	(***)	(***)	(***)	(***)		*

Jet	(***)	(***)	(***)	(***)	15th of preceeding month

Diesel	(***)	(***)	(***)	(***)	15th of preceeding month	(***) bbls increase or decrease

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

Slop	(***)	(***)	(***)	(***)	15th of preceeding month

Asphalt	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

Propane	(***)	(***)	(***)	(***)	15th of preceeding month

* Maximum Targets take priority over limitation on Decrease from prior Month

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Schedule D

Operational Volume Range

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline (ex Jan & Feb)	(***)	(***)	(***)	(***)	15th of preceeding month	(***) bbls increase or decrease
Jan	(***)	(***)	(***)	(***)		*
Feb	(***)	(***)	(***)	(***)		*

Jet	(***)	(***)	(***)	(***)	15th of preceeding month

Diesel	(***)	(***)	(***)	(***)	15th of preceeding month	(***) bbls increase or decrease

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

Slop	(***)	(***)	(***)	(***)	15th of preceeding month

Asphalt	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

Propane	(***)	(***)	(***)	(***)	15th of preceeding month

* Maximum Targets take priority over limitation on Decrease from prior Month